UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2006

INTERNET COMMERCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24996	13-3645702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6025 The Corners Parkway, Suite 100

Norcross, Georgia  30092

(Address of Principal Executive Offices)

(Zip Code)

(678) 533-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2006, Internet Commerce Corporation (the “Company”) filed a Certificate of Elimination with the Secretary of State of Delaware effecting the elimination of the Certificates of Designation with respect to the Series A Convertible Redeemable Preferred Stock and Series S Preferred Stock. As of May 19, 2006, neither shares of Series A Convertible Redeemable Preferred Stock and Series S Preferred Stock were outstanding. The Certificate of Elimination is attached to this report as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(d)              Exhibits.

3.1                                 Certificate of Elimination, as filed with the Secretary of State of Delaware on May 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERNET COMMERCE CORPORATION

	By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated: May 25, 2006

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Elimination, as filed with the Secretary of State of Delaware on May 19, 2006.